UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 2, 2025

Entergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 2, 2025, Entergy Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, the Company’s shareholders: 1) elected the 10 directors nominated by the Company’s Board of Directors to serve until the 2026 Annual Meeting of Shareholders and until their successors are elected and qualified; 2) ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2025; and 3) approved an advisory resolution to approve named executive officer compensation. The proposals are further described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 21, 2025.

The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company's shareholders.

Proposal 1 – Election of Directors

Nominee	Voted For	Voted Against	Abstentions	Broker Non-Votes
Gina F. Adams	356,731,146	2,296,410	501,290	30,511,683
John H. Black	357,087,590	2,020,741	420,515	30,511,683
John R. Burbank	358,208,966	966,911	352,969	30,511,683
Kirkland H. Donald	357,243,036	1,932,648	353,162	30,511,683
Brian W. Ellis	356,303,526	2,691,024	534,296	30,511,683
Philip L. Frederickson	357,929,513	1,273,406	325,927	30,511,683
M. Elise Hyland	358,072,911	1,141,080	314,855	30,511,683
Stuart L. Levenick	344,462,750	14,709,856	356,240	30,511,683
Andrew S. Marsh	346,048,424	13,128,598	351,824	30,511,683
Karen A. Puckett	353,339,882	5,869,430	319,534	30,511,683

Proposal 2 – Ratification of Deloitte & Touche as the Company’s Independent Registered Public Accountants for 2025

Voted For	Voted Against	Abstentions
378,142,942	11,604,613	292,974

Proposal 3 – Advisory Vote on Named Executive Officer Compensation

Voted For	Voted Against	Abstentions	Broker Non-Votes
347,743,253	10,729,606	1,055,987	30,511,683

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: May 2, 2025

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